VALIC COMPANY I

Value Fund

Supplement to the Summary Prospectus dated October 1, 2010

Value Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to John Damian as a portfolio manager of the Fund is deleted effective February 28, 2011. Mitchell Williams of Oppenheimer Funds, Inc. maintains portfolio management responsibilities for the Fund.

Date: March 8, 2011